OHIO NATIONAL FUND, INC.
Supplement dated January 7, 2008 to the
Prospectus dated May 1, 2007
The following supplements and changes the Ohio National Fund, Inc. Prospectus dated May 1, 2007, as previously supplemented:
Blue Chip Portfolio
The first four paragraphs of the section “Blue Chip Portfolio” on page 21 are deleted and replaced with the following:
The objective of the Blue Chip portfolio is growth of capital and income. The portfolio invests primarily in high dividend yielding, undervalued stocks with dividend growth potential. The portfolio is managed by Federated Equity Management Company of Pennsylvania (“Federated Equity”) under a subadvisory agreement with the Adviser.
The strategy seeks to deliver a dividend yield that is substantially higher than the broad market, to pursue competitive performance in both up and down markets, while targeting significantly less risk. The portfolio focuses on high dividend yielding companies that exhibit solid performance in periods of market weakness in an attempt to reduce risk. From a broad universe, stocks are screened and prioritized on criteria including: dividend yield, dividend and earnings growth, valuation, financial condition, performance during periods of market weakness, and investor neglect. Companies that rank as highly attractive in the screening process are scrutinized using bottom-up fundamental proprietary research. Broad macroeconomic trends that can influence the outlook of sectors and industries are also taken into account.
Federated Equity uses the “value” style of investing. It selects securities that are trading at low valuation in relation to their historic market prices and projected growth. With this style of investing, the prices of portfolio securities may not always increase as rapidly as stocks selected for their growth attributes.
The portfolio invests in common stocks, American Depositary Receipts, real estate investment trusts and foreign securities and may use options and futures for hedging purposes.
Management of Portfolios
Igor Golalic and Kevin McCloskey are no longer portfolio managers of the Blue Chip portfolio. All references to Mr. Golalic and Mr. McCloskey are deleted.
Walter C. Bean, Chartered Financial Analyst, has been the Portfolio Manager of the Blue Chip portfolio since January 2008. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Income and Value Equity Management Teams of Federated Equity. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean has 38 years of investment experience.
The other Portfolio Manager of the Blue Chip portfolio is Daniel Peris. Daniel Peris, Chartered Financial Analyst, has been a Portfolio Manager of the portfolio since January 2008. Mr. Peris is a Vice President of Federated Equity. Mr. Peris joined Federated in August 2002. His previous associations include: Director of Small Cap Research at Argus Research Corp. and Director of Equity Research at Absolut Invest, Moscow. Mr. Peris earned his B.A. from Williams College, his M. Phil. from Oxford University and is Ph.D. from the University of Illinois. Mr. Peris has 9 years of investment experience.

OHIO NATIONAL FUND, INC.
Supplement dated January 7, 2008 to the
Statement of Additional Information dated May 1, 2007
The following supplements and changes the Ohio National Fund, Inc. Statement of Additional Information dated May 1, 2007, as previously supplemented:
Portfolio Managers
Blue Chip Portfolio
Igor Golalic and Kevin McCloskey are no longer portfolio managers of the Blue Chip portfolio. All references to Mr. Golalic and Mr. McCloskey are deleted.
Walter C. Bean and Daniel Peris have been added as portfolio managers of the Blue Chip portfolio. The following information is provided as of October 31, 2007, prior to Mr. Bean and Mr. Peris’ appointment as portfolio managers to the portfolio.
Portfolio Manager: Walter C. Bean
Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by	Total Number of Additional
Walter Bean	Accounts Managed / Total Assets*

Registered Investment Companies	1 Fund/$973.705 million
Other Pooled Investment Vehicles	2 Portfolios/$13.222 million
Other Accounts	2 Accounts/$3,334.504 million
• None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: none.
Walter Bean is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund’s designated peer group of comparable accounts and vs. the Fund’s benchmark (i.e., Dow Jones Select Dividend Index). In addition, performance is measured by comparing the Fund’s average gross one-year distribution yield for 1, 3 and 5 calendar year periods vs. a designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Walter Bean is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In his role as head of the Equity Value team, Mr. Bean has oversight responsibility for other portfolios that he does not personally manage. A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks. A portion of the bonus tied to the

IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.
The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
In addition, Walter Bean was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
Portfolio Manager: Daniel Peris
Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by	Total Number of Additional Accounts
Daniel Peris	Managed / Total Assets*

Registered Investment Companies	1 Fund /$973.705 million
Other Pooled Investment Vehicles	2 Portfolios/$13.222 million
Other Accounts	2 Accounts /$3,334.504 million
• None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: none.
Daniel Peris is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund’s designated peer group of comparable accounts and vs. the Fund’s benchmark (i.e., Dow Jones Select Dividend Index). In addition, performance is measured by comparing the Fund’s average gross one-year distribution yield for 1, 3 and 5 calendar year periods vs. a designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Daniel Peris is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.
The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
In addition, Daniel Peris was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Management of the Fund
References to Marc Collins and Joseph A. Campanella are deleted. The following is added to “Directors and Officers of the Fund” on page 20:
Interested Directors and Officers

				Number of
			Term Served	Portfolios	Principal Occupation and
		Position with	as Officer	in Fund	Other Directorships
Name and Address	Age	the Fund	or Director	Complex	During Past Five Years

John I. Von Lehman The Midland Company 7000 Midland Blvd Amelia, Ohio	55	Director	Since August 2007	32	Executive Vice President and Secretary: The Midland Company; from 1988 until July, 2006, Executive Vice President, Secretary and Chief Financial Officer: The Midland Company; Director: Red Cross Cincinnati Chapter and Life Enriching Communities; Audit Committee Member: Health Alliance of Cincinnati

Kimberly A. Plante One Financial Way Montgomery, Ohio	33	Secretary	Since March 2005	32	Associate Counsel, ONLI; Assistant Secretary of the Adviser; Prior to December 2004 was an Associate with the law firm of Dinsmore & Shohl LLP
Mr. Von Lehman is treated as an “interested” director of the Fund because he is an executive officer of The Midland Company and the Chairman and CEO of the Adviser’s parent, ONLI, is a director of The Midland Company.
Director Ownership in the Fund
References to Mr. Campanella are deleted and the following information is added to “Director Ownership in the Fund” on page 21:
Interested Director

Dollar Range of
	Beneficial Ownership of	Aggregate Dollar Amount
	each Portfolio as of	of all Fund Shares as of
Director	12/31/2006	12/31/2006

John I. Von Lehman	None	None

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